Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  February 1998

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1......$ 19.53383601       Class 2-A1.....$     0.72124622
     Class 1-A2......$  0.00000000       Class 2-A2.....$     0.72124651
     Class 1-A3......$  0.00000000       Class 2-A3.....$    71.93177049
     Class 1-A4......$  0.00000000       Class 2-A4.....$     0.00000000
     Class 1-A5......$  0.00000000       Class 2-A5.....$     0.00000000
     Class 1-A6......$181.15987392       Class 2-A6.....$     0.00000000
     Class 1-A7......$ 86.74479337       Class 2-A7.....$    53.73229057
     Class 1-A8......$ 10.12349456       Class 2-A8.....$     0.00000000
     Class 1-A9......$  0.69801719       Class 2-A9.....$     0.00000000
     Class 1-A10.....$  0.69801722       Class 2-A10....$     0.00000000
     Class 1-A11.....$  7.65241138       Class 2-PO.....$     0.97669721
     Class 1-A12.....$  0.69801696       Class 2-M......$     0.72124713
     Class 1-A13.....$150.67974404       Class 2-B1.....$     0.72124550
     Class 1-A14.....$  4.61568249       Class 2-B2.....$     0.72124691
     Class 1-A15.....$  0.00000000       Class 2-B3.....$     0.72124893
     Class 1-A16.....$  0.00000000       Class 2-B4.....$     0.72125475
     Class 1-A17.....$  0.00000000       Class 2-B5.....$     0.72122481
     Class 1-PO......$  0.92281486
     Class 1-M.......$  0.69801751
     Class 1-B1......$  0.69801722
     Class 1-B2......$  0.69801783
     Class 1-B3......$  0.69801636
     Class 1-B4......$  0.69801783
     Class 1-B5......$  0.69801631
     Class 1-R.......$  0.00000000
     Class 1-RL......$  0.00000000

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     2)   Principal  Prepayments  included in the above  principal  distribution
          (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and
          Defective   Mortgage  Loans  which  are  being   distributed  on  this
          Distribution Date):

         Class 1-A1.....$    19.28432733         Class 2-A1.....$    0.70680587
         Class 1-A2.....$     0.00000000         Class 2-A2.....$    0.70680616
         Class 1-A3.....$     0.00000000         Class 2-A3.....$   70.49159679
         Class 1-A4.....$     0.00000000         Class 2-A4.....$    0.00000000
         Class 1-A5.....$     0.00000000         Class 2-A5.....$    0.00000000
         Class 1-A6.....$   178.84589112         Class 2-A6.....$    0.00000000
         Class 1-A7.....$    85.63678885         Class 2-A7.....$   52.65649568
         Class 1-A8.....$     9.99418561         Class 2-A8.....$    0.00000000
         Class 1-A9.....$     0.68910131         Class 2-A9.....$    0.00000000
         Class 1-A10....$     0.68910134         Class 2-A10....$    0.00000000
         Class 1-A11....$     7.55466596         Class 2-PO.....$    0.95714238
         Class 1-A12....$     0.68910108         Class 2-M......$    0.00000000
         Class 1-A13....$   148.75508860         Class 2-B1.....$    0.00000000
         Class 1-A14....$     4.55672567         Class 2-B2.....$    0.00000000
         Class 1-A15....$     0.00000000         Class 2-B3.....$    0.00000000
         Class 1-A16....$     0.00000000         Class 2-B4.....$    0.00000000
         Class 1-A17....$     0.00000000         Class 2-B5.....$    0.00000000
         Class 1-PO.....$     0.91102760
         Class 1-M......$     0.00000000
         Class 1-B1.....$     0.00000000
         Class 1-B2.....$     0.00000000
         Class 1-B3.....$     0.00000000
         Class 1-B4.....$     0.00000000
         Class 1-B5.....$     0.00000000
         Class 1-R......$     0.00000000
         Class 1-RL.....$    0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1.....$        5.37678982               6.75000000%
          Class 1-A2.....$        5.62500000               6.75000000%
          Class 1-A3.....$        5.62500000               6.75000000%
          Class 1-A4.....$        5.62500035               6.75000000%
          Class 1-A5.....$        5.62500000               6.75000000%
          Class 1-A6.....$        5.70180136               7.00000000%
          Class 1-A7.....$        0.00000000               7.00000000%
          Class 1-A8.....$        5.65723347               7.00000000%
          Class 1-A9.....$        5.82085233               7.00000000%
          Class 1-A10....$        5.82085298               7.00000000%
          Class 1-A11....$        1.86969161               0.00000000%
          Class 1-A12....$        6.02873984               7.25000000%
          Class 1-A13....$        5.50157012               7.25000000%
          Class 1-A14....$        5.98348502               7.25000000%

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          Class 1-A15....$        6.04166679               7.25000000%
          Class 1-A16....$        6.04166647               7.25000000%
          Class 1-A17....$        6.04166642               7.25000000%
          Class 1-S......$        0.39273144               0.34264800%
          Class 1-M......$        6.02873970               7.25000000%
          Class 1-B1.....$        6.02873976               7.25000000%
          Class 1-B2.....$        6.02874019               7.25000000%
          Class 1-B3.....$        6.02874077               7.25000000%
          Class 1-B4.....$        6.02873487               7.25000000%
          Class 1-B5.....$        6.02876704               7.25000000%
          Class 1-R......$        0.00000000               7.25000000%
          Class 1-RL.....$        0.00000000               7.25000000%
          Class 2-A1.....$        5.82067828               7.00000000%
          Class 2-A2.....$        5.82067857               7.00000000%
          Class 2-A3.....$        5.50197818               7.00000000%
          Class 2-A4.....$        5.83333333               7.00000000%
          Class 2-A5.....$        5.83333367               7.00000000%
          Class 2-A6.....$        5.83333350               7.00000000%
          Class 2-A7.....$        5.58431877               7.00000000%
          Class 2-A8.....$        5.83333363               7.00000000%
          Class 2-A9.....$        5.83333356               7.00000000%
          Class 2-A10....$        5.83333311               7.00000000%
          Class 2-S......$        0.28004288               0.50950900%
          Class 2-PO.....$        0.00000000               0.00000000%
          Class 2-M......$        5.82067875               7.00000000%
          Class 2-B1.....$        5.82066927               7.00000000%
          Class 2-B2.....$        5.82066527               7.00000000%
          Class 2-B3.....$        5.82066153               7.00000000%
          Class 2-B4.....$        5.82062738               7.00000000%
          Class 2-B5.....$        5.82065499               7.00000000%

     4) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                        Pool 1       Pool 2
                                                        ------       ------
                                                 $    101,529.56 $     69,321.69

(b)  The amounts below are for the aggregate of all certificates.

     5)   The Pool Scheduled Principal Balances: $459,799,121.62 $329,484,902.66
          Number of Mortgage Loans:                        1,106           1,518

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:
                                        Aggregate             Single
                                    Principal Balance   Certificate Balance
                                    -----------------   -------------------
           Class 1-A1........      $    18,956,200.94   $         936.34
           Class 1-A2........      $    16,190,000.00   $       1,000.00
           Class 1-A3........      $    18,554,000.00   $       1,000.00
           Class 1-A4........      $    14,167,000.00   $       1,000.00
           Class 1-A5........      $    13,544,000.00   $       1,000.00

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           Class 1-A6........      $    61,011,876.75   $         796.29
           Class 1-A7........      $             0.00   $           0.00
           Class 1-A8........      $     5,734,136.36   $         959.69
           Class 1-A9........      $    35,741,291.24   $         997.16
           Class 1-A10.......      $     7,528,575.98   $         997.16
           Class 1-A11.......      $    71,699,268.38   $       1,007.70
           Class 1-A12.......      $    19,988,119.94   $         997.16
           Class 1-A13.......      $    50,204,442.42   $         759.92
           Class 1-A14.......      $    41,633,330.06   $         985.75
           Class 1-A15.......      $    26,830,000.00   $       1,000.00
           Class 1-A16.......      $    16,580,000.00   $       1,000.00
           Class 1-A17.......      $    20,181,000.00   $       1,000.00
           Class 1-PO........      $        16,389.42   $         996.34
           Class 1-S.........      $   456,975,396.38   $         917.03
           Class 1-M.........      $     7,745,957.38   $         997.16
           Class 1-B1........      $     4,747,490.10   $         997.16
           Class 1-B2........      $     3,747,834.80   $         997.16
           Class 1-B3........      $     2,498,390.35   $         997.16
           Class 1-B4........      $       749,566.96   $         997.16
           Class 1-B5........      $     1,750,250.54   $         997.16
           Class 1-R........       $             0.00   $           0.00
           Class 1-RL........      $             0.00   $           0.00
           Class 2-A1........      $    34,972,612.19   $         997.11
           Class 2-A2........      $    17,486,306.08   $         997.11
           Class 2-A3........      $    71,064,687.82   $         871.26
           Class 2-A4........      $    21,156,000.00   $       1,000.00
           Class 2-A5........      $    10,028,000.00   $       1,000.00
           Class 2-A6........      $    20,000,000.00   $       1,000.00
           Class 2-A7........      $    98,875,993.90   $         903.58
           Class 2-A8........      $    11,240,000.00   $       1,000.00
           Class 2-A9........      $    14,561,000.00   $       1,000.00
           Class 2-A10.......      $    15,058,000.00   $       1,000.00
           Class 2-S.........      $   318,756,759.06   $         937.63
           Class 2-PO........      $       178,732.39   $         995.76
           Class 2-M.........      $     5,420,784.80   $         997.11
           Class 2-B1........      $     3,322,368.24   $         997.11
           Class 2-B2........      $     2,622,896.06   $         997.11
           Class 2-B3........      $     1,748,431.19   $         997.11
           Class 2-B4........      $       524,479.50   $         997.11
           Class 2-B5........      $     1,224,610.49   $         997.11

     7) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                       Pool 1          Pool 2
                                                       ------          ------
          Book Value...............................$   0.00      $       0.00
          Unpaid Principal Balance.................$   0.00      $       0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:.................       0                 0

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     8)   Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:
                                                      Loans    Principal Balance
                                                      -----    -----------------
          Pool 1...............................................
          *(1)  *30-59 days                             7      $   2,513,414.91
           (2)  60-89 days                              0      $           0.00
           (3)  90 days or more                         0      $           0.00
           (4)  in foreclosure                          0      $           0.00

          Pool 2................................................
          *(1)  30-59 days                              7      $   2,133,065.21
           (2)  60-89 days                              1      $     296,650.81
           (3)  90 days or more                         0      $           0.00
           (4)  in foreclosure                          0      $           0.00

      9) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

           Pool 1.......................................0      $           0.00
           Pool 2.......................................0      $           0.00

      10)  The  aggregate  number  of  modified  Mortgage  loans  and  Principal
           Balance:
           Pool 1.......................................0      $           0.00
           Pool 2.......................................0      $           0.00

      11)  Certificate Interest Rate of:
           Class 1-A11A Certificates:           0.000000%
           Class 1-A11B Certificates:           0.000000%
           Class 1-S Certificates:              0.342648%
           Class 2-S Certificates:              0.509509%

                                                            Pool 1       Pool 2
                                                            ------       ------
    12)  Senior Percentage:  ........................ 95.61952500%  95.63933000%

    13)  Pool 1 Category A Group II Senior Percentage 20.56564700%       N/A

    14)  Class 1-A12 Percentage...................... 10.77813300%       N/A

    15)  Class 2-A1 Percentage.......................     N/A       10.72807100%

    16)  Class 2-A2 Percentage.......................     N/A        5.364035%

    17)  Senior Prepayment Percentage................100.00000000% 100.00000000%

    20)  Junior Percentage  .........................  4.38047500%   4.36067000%

    21)  Junior Prepayment Percentage  ..............  0.00000000%   0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.